SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 24, 1999

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the New South Home Equity Trust 1999-2, Home Equity Asset Backed Certificates, Series 1999-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV



            Delaware                333-79283                06-1204982
----------------------------   ----------------------   ------------------------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)



1285 Avenue of the Americas, New York, New York                  10019
--------------------------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (212) 713-2000
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.   Other Events
          ------------

               Attached as an exhibit to this Current Report is the consent of PricewaterhouseCoopers LLP furnished to the Registrant by PricewaterhouseCoopers LLP in connection with the offering by New South Home Equity Trust 1999-2 of its Home Equity Asset Backed Certificates, Series 1999-2.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------------              -----------
    (23)                       Consent of PricewaterhouseCoopers LLP

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAINEWEBBER MORTGAGE ACCEPTANCE
                                            CORPORATION IV


November 30, 1999

                                          By:  /s/ Barbara J. Dawson
                                               ----------------------------
                                               Barbara J. Dawson
                                               Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.                  Description                         Electronic (E)
-----------                  -----------                         --------------

   (23)                      Consent of PricewaterhouseCoopers          E
                             LLP